Exhibit 99.1
March 2023 Helix Energy Solutions Company Update

2 2 INTRODUCTION Forward-Looking Statements This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our share repurchase authorization or program; the COVID-19 pandemic and oil price volatility and their respective effects and results; our protocols and plans; our current work continuing; the spot market; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition; our spending and cost management efforts and our ability to manage changes; our strategy; visibility and future utilization; energy transition or energy security; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our plans, strategies and objectives for future operations; our ability to enter into, renew and/or perform commercial contracts; developments; our environmental, social and governance (“ESG”) initiatives; future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law.

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from existing oil and gas wells Lowering Decommissioning Costs Restoring the seabed in an environmentally safe manner Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

4 4 • The Helix business model has been to focus on the late life cycle of oil and gas and support of renewables growth. This is not a pivot; continues to be our business model • Helix created the drill rig alternative technology and is the only provider of non-rig riser-based well intervention, with built-for-purpose fleet operating globally; major capital investment in fleet is complete for the foreseeable market • Non-rig intervention is faster, lower cost and largely accomplishes the same work as a rig with a lower carbon footprint • Track record approximately 2,000 subsea wells and over 30 years of global experience • Industry-leading supplier of subsea services, operating state of the art remote operated vehicles (ROVs), seabed trenchers and support vessels • Large and growing addressable market in both well intervention (including maximizing existing reserves and decommissioning) and robotics support of offshore wind farms • Leading supplier of full-field decommissioning services to the Gulf of Mexico shelf • Core Health, Safety and Environment values with proven track record • Comprehensive array of solutions offered in conjunction with strategic alliance with SLB; continuing innovation and research and development of new technologies • Strong expected cash flow generation with relatively low capex requirement and low debt levels in the near-term ABOUT US Company Overview

5 Four reportable business segments: Well Intervention, Robotics, Shallow Water Abandonment and Production Facilities Liquidity1 of $285 million, net debt2 of $75 million and contract backlog of $847 million as of December 31, 2022 Subsea Services Alliance with SLB provides integrated equipment and services for subsea well intervention Company Overview 1 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company’s ABL facility and excludes restricted cash, if any 2 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 3 Revenue based on 2023 Forecasted Outlook 4 Shallow Water Abandonment includes the results of Helix Alliance beginning July 1, 2022 (date of acquisition) 5 Revenue percentages net of intercompany eliminations 2022 $873 million 58% 18% 14% 10% Revenue by Segment 52% 35% 10% 3% 2022 Revenue by Market5 20233 20233 58% 16% 19% 7% $1,020 - $1,200 million Shallow Water Abandonment4 Production Facilities Well Intervention Robotics Renewables Other Production Maximization Decommissioning 44% 43% 12% 1% ABOUT US

ABOUT US

Global Operations

As of December 31, 2022 excepted as noted

2,289 Helix employees[1] worldwide primarily operating in the Gulf of Mexico (including Helix Alliance), Brazil, North Sea, Asia Pacific and West Africa regions



7 Well Intervention Vessels
Seven dedicated well intervention vessels

5 ROV Support Vessels
Five ROV support vessels on term charters, including the *Glomar Wave* charter beginning February 2023

12 Intervention Systems
Eight intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

8 Robotics Assets
Seven trenching systems and one boulder grab

5 Regional Offices
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore
Houma, Louisiana

41 Remotely Operated Vehicles (ROV)
40 work class ROVs and 1 ROV Drill

21 Shallow Water Abandonment Vessels
Ten liftboats, six OSV's, three diving vessels, one heavy lift barge and one crew boat

21 Shallow Water Abandonment Systems
15 Marketable P&A systems and six coiled tubing systems

6

[1]Headcount as of March 2, 2023

7 7 ENERGY TRANSITION Corporate Sustainability “Safety, Sustainability and Value Creation – our core goals – support our vision as a preeminent offshore energy transition Company.” Owen Kratz, President and Chief Executive Officer, Helix Energy Solutions Group, Inc. Sustainability continues to drive our business strategy and decision-making with a renewed focus on our commitment to and participation in the world’s energy transition. Through production maximization, decommissioning and renewable energy support, our services lay the foundation for this transformation. Our 2022 Corporate Sustainability Report (available here) details our Greenhouse Gas reduction targets and the progress we have made year over year beginning with the baseline year of 2019 with a nearly 8% decrease in our Scope 1 emissions, a 30% decrease in our Scope 2 emissions and a nearly 43% decrease in our Scope 3 emissions. We focus on the risks and opportunities that climate change presents our Company and delve into the core of our business, our human capital. The disclosures in the 2022 Corporate Sustainability Report reflect our commitment to a more sustainable future and furthering our accountability to our investors, customers and employees.

8 8 Environmental, Social and Governance Environmental • Our business supports the responsible transition from a carbon-based economy through a three-pronged strategy of maximizing remaining oil and gas reserves, abandonment and decommissioning end of life wells and applying the techniques and technologies proven in offshore oil and gas fields to offshore renewables and wind farms. These efforts are published in greater detail in our 2022 Corporate Sustainability Report, a copy of which is available on our website at https://www.helixesg.com/about-helix/our-company/corporate-sustainability/. Social • Human capital management is a priority at Helix. Investment in our human capital through competitive compensation and attractive benefits, including training and development is necessary to attract and retain talent Governance • Our Board is actively engaged on ESG strategy including health, safety, social, environmental and climate change issues through an open dialogue with management coupled with regular reports from key team members • Our Board has been significantly refreshed over the past four years adding five new members. As part of such long standing refreshment process, the Corporate Governance and Nominating Committee remained engaged in a search for additional independent directors with the diverse characteristics sought by the Board, and in September 2022 the Board added two new gender and ethnically diverse members ENERGY TRANSITION

9 Market Updates

10 10 Oil & Gas • Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets • Current high commodity pricing environment favorable for offshore spending on both enhancement and decommissioning activities Renewable Energy • Robotics segment continues to expand into the Renewables market • Market leading position in Europe for trenching services • Expanded geographic mix into U.S. and Asia Pacific • Expanded services beyond trenching MACRO OUTLOOK Supports Upside Potential Global Offshore Deepwater O&G OpEx1 ($ in billions) Global Offshore Wind Additions2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube February 2023 2 Rystad Energy | Offshore Vessel Analysis Dashboard February 2023 1,160 1,711 1,933 1,860 2,747 2,804 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2022A 2023E 2024E 2025E 2026E 2027E 68 80 81 83 85 87 50 60 70 80 90 100 2022A 2023E 2024E 2025E 2026E 2027E

11 11 KEY PERFORMANCE INDICATORS In The Energy Service Market Rystad Energy | Oilfield Service Contract March 10, 2023

12 12 North America: Market Outlook 2023-2027 Source: Rystad Energy ServiceCube, SubseaCube, WellCube as of February 2023 DECOMMISSIONING MARKET

13 13 Global: Market Outlook 2023-2027 Source: Rystad Energy ServiceCube as of February 2023 DECOMMISSIONING MARKET

14 14 OFFSHORE WIND RENEWABLES MARKET Cumulative Offshore Wind Cable Installations by Continent, 2020 - 2030 Rystad Energy | Offshore WindCube March 16, 2023

MARKETS SNAPSHOT

Regional

GOM

- Regulatory driven, strong P&A
- Commodity price driven, production enhancement
- Current rig market is tight
- Strong market expected to strengthen further
- Competition:
  - Rigs
  - Limited riserless
- Helix expects 2 riser-based vessels committed to GOM

Brazil

- Strengthening market for both P&A and production enhancement
- Tight rig market with Petrobras adding more rigs
- New producers in the region are adding demand
- Helix market potential = 3+ riser-based vessels, 1 riserless vessel and related intervention systems
- Competition:
  - Riser based – Rigs on Contract
  - Riserless – None presently
- Helix expects 2-3 riser-based vessels targeting Brazil for at least the next 2-3 years


Helix
WELL OPS

15

16 North Sea UK • 2021 Market focused on P&A with 2023/2024 timing • 2021 Weak market for production enhancement • 2023 P&A work deferred; energy security focused • Strong market expected for 2023 for production enhancement • Competition  Moored rigs – approximately 5 available  Riserless – 1 seasonal vessel • Helix expects 2 riserless vessels committed to the region • Helix is developing R&D that should enhance our offerings relative to rigs North Sea Norway • Primarily production enhancement • Rig market is tight and expected to tighten significantly in 2024 drawing rigs from other regions • Helix is not currently in this market – requires Norwegian class vessels • Competition:  2 riserless vessels  Rigs • Market potential = 3 riserless vessels and systems MARKETS SNAPSHOT Regional

17 West Africa – Nigeria, Equatorial Guinea, Ghana, Angola • Each market is independently managed within producers • Primarily production enhancement and remediation work • Vessels not allowed to remain in region without a contract • Relatively little work for 2023; significant volume of work likely for 2024 and 2025 • Currency risk is an issue; mandated percentage of revenue in local currency • Competition:  2 riserless vessels in winter months  Rigs when available off drilling contracts APAC • Sporadic low-margin market • Primarily P&A work • Vessels not permitted to remain in Australia without a contract • Most work is done by rigs opportunistically when on drilling contract • Helix market potential = 1 riser-based vessel plus systems on rigs • Helix expects 1 riser-based vessel in the region for 2023 before planned transit to Brazil for 2024. • Competition:  Rigs  Riserless – 2 riserless offerings being developed MARKETS SNAPSHOT Regional

18 18 HELIX ENERGY SOLUTIONS Beyond 2023 • We plan to continue momentum on the three legs of our Energy Transition business model: production maximization, decommissioning and renewables • Expected continued strong operating and free cash flows • Maintenance capex anticipated to be approximately $50 million annually • Well Intervention • Expect strong Gulf of Mexico and North Sea intervention markets in 2024 with good utilization and rates • Seawell contracted backlog into 2024 • Expect continued operations in Brazil in 2024: • Q7000 under decommissioning contract with Shell in Brazil in 2024 • Siem Helix 1 on long-term contract with Trident in Brazil into Q4 2024, with options to extend • Siem Helix 2 on long-term contract with Petrobras through late 2024 • Robotics • Anticipate continued strong renewables trenching market • Expect continued renewables site clearance project opportunities, including in the U.S. markets • Continued tight ROV market • Shallow Water Abandonment • Expected ongoing strong Gulf of Mexico shallow water decommissioning market • Balance Sheet • No significant debt maturities until 2026 • Alliance earnout first half of 2024 • $200 million Share Repurchase Program

19 Business Segments

20 • Global leader in rig-less intervention  Lower costs and reduced carbon footprint • Fleet of seven purpose-built well intervention vessels • Both riser-based and riserless intervention systems • Approximately 2,000 subsea well intervention operations performed worldwide  Approximately 50/50 production enhancement and Plug and Abandonment expected in 2023 • Geographically diverse scope of operations • Large concentration of blue-chip customers • Able to offer fully integrated intervention services through our Subsea Services Alliance with SLB WELL INTERVENTION

21 21 HELIX WELL INTERVENTION Vessels & Assets Q4000 (Gulf of Mexico) Dynamically positioned class 3 (“DP3”) purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q5000 (Gulf of Mexico) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q7000 (West Africa / Asia Pacific / Brazil) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Siem Helix 1 & Siem Helix 2 (Brazil) DP3 purpose-built well intervention vessels capable of completing a wide range of subsea projects Under charter agreements through February 2025 (SH1) and February 2027 (SH2) Seawell (North Sea) Dynamically positioned class 2 (“DP2”) light well intervention and saturation diving vessel Well Enhancer (North Sea) DP3 custom designed well intervention and saturation diving vessel Eight Intervention Riser Systems Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full P&A operations Three Subsea Intervention Lubricators Enable efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500m water depth

22 22 HELIX WELL INTERVENTION Vessel Utilization 59% 93% 92% 83% 88% 58% 74% 89% 86% 80% 88% 97% 63% 40% 31% 9% 38% 63% 71% 38% 42% 44% 79% 99% 99% 99% 99% 98% 100% 100% 72% 52% 87% 88% 99% 92% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Gulf of Mexico¹ North Sea / West Africa² Brazil³ All Well Intervention Vessels 1 Gulf of Mexico includes the Q4000 and Q5000 2 North Sea / West Africa includes the Seawell, Well Enhancer and Q7000 3 Brazil includes the Siem Helix 1 and Siem Helix 2

23 23 Subsea Services Alliance created in 2015 to combine the expertise and capabilities of Helix and SLB • Comprehensive subsea well construction, intervention and decommissioning portfolio • Helix provides marine support, operational expertise and project management capabilities • SLB provides intervention and completion running technologies and subsea production systems (through OneSubsea) OUR ALLIANCE Integrated Approach to Subsea Well Services • Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services • Eliminates the need for costly offshore drilling rigs for support • Ongoing development of technologies that provide efficient products and services for the offshore market • Deep- and ultra-deepwater basins • High-pressure, high-temperature environments • Novel subsea well access, remediation and intervention for subsea production and processing • Complementary project managers with extensive experience to provide operational efficiency • A single source of expertise, services and technologies provides for simpler and more cost-effective subsea well intervention services while maximizing project safety

24 24 Renewable Energy Specialty Services • Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development • A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications • Our subsea expertise in robotics is applicable to both the Oil & Gas and Renewable Energy markets • Continued expansion of Renewables offerings • Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions ROBOTICS Construction Services Oil & Gas

HELIX ROBOTICS

Vessels & Assets



Subsea Trenchers (7 units)

Provide subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters



ROV Fleet (41 units)

Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks



1 ROV *Boulder Grab*

Remotely operated robotic grab specially developed to relocate seabed boulders to prepare an Offshore Wind Farm site for construction.



Glomar Wave

The *Glomar Wave*, a DP2 subsea support vessel, provides the ideal platform to support offshore wind farm operations.



Grand Canyon II

(Asia Pacific)

A versatile and technically advanced DP3 multi-role construction support vessel
Under charter agreement through December 2027



Grand Canyon III

(North Sea)

A versatile and technically advanced DP3 multi-role construction support vessel
Under charter agreement through May 2028



Shelia Bordelon

(Gulf of Mexico)

A Jones Act Compliant DP2 ultra-light intervention vessel perfect
Under charter agreement through June 2024



Horizon Enabler

(North Sea)

DP2 multi-purpose ROV and light construction vessel for projects in both the offshore Renewables and oil and gas sectors
Under flexible charter agreement through December 2023

25

26 26 HELIX ROBOTICS Asset Utilization , 405 499 450 336 165 236 358 419 323 370 376 332 42 119 154 92 72 84 90 90 66 81 176 160 34% 34% 37% 32% 24% 36% 43% 38% 35% 53% 66% 58% - 50 100 150 200 250 300 350 400 450 500 0% 10% 20% 30% 40% 50% 60% 70% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q422 Vessel Days Trenching Days ROV utilization (%)¹ 1 ROV utilization included 44, 42 and 40 work class ROVs during 2020, 2021 and 2022, respectively, and four trenchers during 2020 and 2021; IROV boulder grab placed into service end of Q3 2022 and two trenchers placed into service December 1, 2022

27 • The leading provider of full-field decommissioning in the GOM Shelf • Full planning, engineering and project management • Sole GOM in-house provider of all required capabilities for integrated full-field decommissioning • Well P&A • Facility decommissioning • Sub-sea architecture removal • Structure removal • Potential for geographic expansion as well as GOM growth SHALLOW WATER ABANDONMENT

28 28 SHALLOW WATER ABANDONMENT Well Services: Well P&A and Coiled Tubing Marine Services: Crew boats & OSV’s Heavy Lift: Installations, IMR & Decommissioning Commercial Diving: Subsea IMR & Abandonments Marine Services: Liftboats

29 29 HELIX ALLIANCE Vessels & Assets Liftboats Ten liftboats ranging in size up to 265 feet P&A Spreads 15 Marketable P&A Spreads, with ability to scale up to 20 P&A Spreads Dive Support Vessels Three dive support vessels Offshore Supply Vessels (OSVs) Six OSV’s ranging from 150 feet to 170 feet and one crewboat Heavy Lift Derrick Barge Epic Hedron 1,763-ton derrick barge Coiled Tubing Spreads Six coiled tubing units and one snubbing unit

30 30 SHALLOW WATER ABANDONMENT Utilization 1 Vessels utilization includes ten liftboats, six OSVs, one crew boat, three diving support vessels, and one heavy lift derrick barge 2 Systems utilization includes six coiled tubing systems and 14 and 15 marketable P&A systems during Q3 2022 and Q4 2022, respectively, with the ability to scale up to 20 P&A systems 72% 95% 86% 41% 71% 30% 69% 74% 63% 0% 80% 26% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Liftboats¹ OSVs and Crew Boat¹ Diving Vessels¹ Heavy Lift Derrick Barge¹ P&A Systems² Coiled Tubing Systems² Q3 22 Q4 22 The graph below presents the utilization statistics of the Helix Alliance vessels following their acquisition on July 1, 2022

31 Helix Production Facilities includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2024 The segment also includes the Helix Fast Response System and our ownership of the Gulf of Mexico wells and related infrastructure associated with the Droshky Prospect and our interest in the Thunder Hawk Field, which was acquired August 2022 OUR SEGMENTS HELIX PRODUCTION FACILITIES

32 Key Financial Metrics & Outlook

33 33 FINANCIAL Debt & Liquidity Profile ($ In Millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019, 2021 and 2022 of $54 million, $74 million and $3 million, respectively 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $100 million ABL facility and excludes restricted cash 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below $279 $208 $291 $254 $187 $(440) $(406) $(350) $(305) $(264) $426 $380 $452 $305 $285 $(161) $(143) $(58) $22 $(75) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net Debt⁴ 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22

34 34 FINANCIAL Debt Instrument Profile Total funded debt1 of $271 million at 12/31/22 • $30 million Convertible Senior Notes due 2023 – 4.125% • $200 million Convertible Senior Notes due 2026 – 6.75% • $41 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 2023 2024 2025 2026 2027 Principal Payment Schedule at 12/31/22 ($ in millions) CSN 2023 CSN 2026 MARAD $38 1 Excludes $7 million of remaining unamortized debt issuance costs $9 $210 $9 $5

35 35 FINANCIAL Five Year Trend1 ($ In Millions) Revenue Free Cash Flow2 1 Helix Alliance revenue has been included for periods beginning July 1, 2022 (date of acquisition) 2 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures; see non-GAAP reconciliations below 3 Revenue, Adjusted EBITDA and Free Cash Flow for 2023 have been included based on the ranges provided in the Outlook below $752 $734 $675 $873 $1,200 $58 $22 $(62) $(88) ($100) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $0 $250 $500 $750 $1,000 2019 2020 2021 2022 2023³ Revenue Net Income (loss) $1,020 Net income (loss) Adjusted EBITDA2 $180 $155 $96 $121 $250 $31 $80 $132 $18 $0 $50 $100 $150 $200 $250 $0 $50 $100 $150 $200 $250 2019 2020 2021 2022 2023 Adjusted EBITDA ² Free Cash Flow² $150 $210 $110

36 36 FINANCIAL Revenue Dispersion ($ In Millions) By Geography By Segment 1 1 1 Revenue percentages net of intercompany eliminations 2 Helix Alliance revenue has been included in Shallow Water Abandonment segment beginning July 1, 2022 (date of acquisition) 37% 39% 42% 34% 51% 28% 29% 28% 23% 10% 26% 26% 18% 15% 19% 6% 19% 9% 6% 10% 6% 9% 10% $0 $200 $400 $600 $800 $1,000 2018 2019 2020 2021 2022 United States Brazil United Kingdon West Africa Other 74% 73% 71% 74% 58% 17% 19% 21% 16% 18% 14% 9% 8% 8% 10% 10% $0 $200 $400 $600 $800 $1,000 2018 2019 2020 2021 2022 Well Intervention Robotics Shallow Water Abandonment² Production Facilities

37 37 FINANCIAL 2023 Outlook: Forecast ($ in millions) 2023 2022 Outlook Actual1 Revenues $ 1,020 - 1,200 873 $ Adjusted EBITDA2 210 - 250 121 Free Cash Flow2 110 - 150 18 Capital Additions3 50 - 70 69 Revenue Split: Well Intervention $ 640 - 690 524 $ Robotics 190 - 230 192 Shallow Water Abandonment1 170 - 250 125 Production Facilities1 70 - 80 82 Eliminations (50) (50) Total $ 1,020 - 1,200 873 $ 1 2022 Actual includes the results of Helix Alliance in the Shallow Water Abandonment segment beginning July 1, 2022 and Thunder Hawk Field production in the Production Facilities segment beginning August 25, 2022 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

38 38 FINANCIAL 2023 Outlook: Capital Additions & Balance Sheet 1 Excludes unamortized issuance costs 2023 Capital additions are forecasted at approximately $50 - $70 million: • Primarily maintenance capex related to regulatory recertification costs of our vessels and systems, which are reported in operating cash flows • Approximately $14 million of capital additions carried over from prior year Balance Sheet • Our total funded debt1 is expected to decrease by $38 million (from $271 million at December 31, 2022 to $233 million at December 31, 2023) as a result of scheduled principal payments during 2023 • Remaining principal payment of $30 million of convertible senior notes due September 2023 $200 Million Share Repurchase Authorization • Expect to align repurchases with FCF generation; Initially targeting repurchases of 25% of FCF • Expect to be flexible with our method of distribution over time • Repurchase program should allow us to deploy cash to shareholders while maintaining adequate cash and liquidity to fund operations and investment opportunities

39 Non-GAAP Reconciliations

40 40 FINANCIAL Non-GAAP Reconciliations ($ in thousands, unaudited) 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income (loss) 28,598 $ 57,697 $ 20,084 $ (61,684) $ (87,784) $ Adjustments: Income tax provision (benefit) 2,400 7,859 (18,701) (8,958) 12,603 Net interest expense 13,751 8,333 28,531 23,201 18,950 (Gain) loss on extinguishment of long-term debt 1,183 18 (9,239) 136 - Other (income) expense, net 6,324 (1,165) (4,724) 1,490 23,330 Depreciation and amortization 110,522 112,720 133,709 141,514 142,686 Goodwill impairment - - 6,689 - - Non-cash (gain) loss on equity investment 3,430 (1,613) (264) - (8,262) EBITDA 166,208 183,849 156,085 95,699 101,523 Adjustments: (Gain) loss on disposition of assets, net (146) - (889) 631 - Acquisition and integration costs - - - - 2,664 General provision (release) for current expected credit losses - - 746 (54) 781 Other than temporary loss on note receivable (1,129) - - - - Change in fair value of contingent consideration - - - - 16,054 Realized losses from foreign exchange contracts not designated as hedging instruments (3,224) (3,761) (682) - - Adjusted EBITDA 161,709 $ 180,088 $ 155,260 $ 96,276 $ 121,022 $ Free Cash Flow: Cash flows from operating activities 196,744 $ 169,669 $ 98,800 $ 140,117 $ 51,108 $ Less: Capital expenditures, net of proceeds from sale of assets (137,058) (138,304) (19,281) (8,271) (33,504) Free cash flow 59,686 $ 31,365 $ 79,519 $ 131,846 $ 17,604 $ Net Debt: Long-term debt and current maturities of long-term debt 440,315 $ 405,853 $ 349,563 $ 305,010 $ 264,075 $ Less: Cash and cash equivalents and restricted cash (279,459) (262,561) (291,320) (327,127) (189,111) Net Debt 160,856 $ 143,292 $ 58,243 $ (22,117) $ 74,964 $

41 41 FINANCIAL Non-GAAP And Other Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, gains or losses on extinguishment of long-term debt, gains and losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, acquisition and integration costs, the change in fair value of the contingent consideration and the general provision (release) for current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP.

42 42